SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported)
                                August 6, 2004


                        PACKAGING DYNAMICS CORPORATION
        ---------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-49741                32-0009217
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(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)



3900 West 43rd Street, Chicago, Illinois                         60632
----------------------------------------                        --------
(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:  (773) 843-8000


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events.

         On August 6, 2004, Packaging Dynamics Corporation ("Packaging Dynamics") issued a press release announcing that it has entered into a definitive agreement to acquire Papercon, Inc. ("Papercon") in a transaction valued at approximately $68.4 million, net of cash balances acquired and subject to adjustment. Papercon is a manufacturer and marketer of a broad range of paper and foil based specialty packaging products for foodservice, supermarket, quick service restaurant and food processor customers. Papercon is headquartered at its Atlanta, Georgia manufacturing facility and also has manufacturing facilities near Dallas, Texas and Los Angeles, California.

         The press release discloses the non-GAAP financial measure (within the meaning of Regulation G promulgated by the Securities and Exchange Commission) of EBITDA. This measure should be considered in addition to financial measures prepared in accordance with GAAP, but is not a substitute for or superior to GAAP financial measures. This non-GAAP financial measure is used because management believes that EBITDA is of interest to its investors and lenders in relation to its debt covenants, as certain of its debt covenants include EBITDA as a performance measure. Packaging Dynamics defines EBITDA as income from operations plus depreciation and amortization. EBITDA should not be construed as an alternative to earnings from operations as determined in accordance with generally accepted accounting principles, as an indicator of operating performance, as a measure of liquidity or as an alternative to cash flow from operating activities as determined in accordance with generally accepted accounting principles.

ITEM 7.  Financial Statements and Exhibits.

 (c)     Exhibits.

Exhibit
Number            Description
-----------       --------------

99                Packaging Dynamics Corporation Press Release, dated
                  August 6, 2004.

                                 EXHIBIT INDEX


Exhibit
Number            Description
-----------       --------------

99                Packaging Dynamics Corporation Press Release, dated
                  August 6, 2004.



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACKAGING DYNAMICS CORPORATION
                                            -----------------------------------
                                            Registrant


Date:  August 6, 2004        By: /s/ Henry C. Newell
                                 ----------------------------------------------
                                    Henry C. Newell
                                    Vice President and Chief Financial Officer